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                                                                 EXHIBIT 10.14


This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act") and the securities laws of any state. The Note has been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of unless and until registered under the 1933 Act, or an opinion of counsel satisfactory to Kaire International, Inc. is received that registration is not required under such 1933 Act or such state securities laws.


                              KAIRE INTERNATIONAL, INC.

                                                       $___,000.00


                                 10% PROMISSORY NOTE

     KAIRE INTERNATIONAL, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to_______________________ or registered assigns (the "Holder") upon the earlier of (a) eighteen months after the date of issuance of this Note (b) the completion date of an equity financing of the Company pursuant to which it receives gross proceeds of not less than $3,000,000, or (c) the Company's receipt of at least $1,000,000 in proceeds from the "Key Man" life insurance policies on any of its executive officers and/or directors (the "Maturity Date"), at the principal offices of the Company, the principal sum of _____________________Thousand Dollars and no cents ($____,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal sum hereof at the rate of ten percent (10%) per annum from the date hereof until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided (the "Note"). Interest shall be due and payable on the Maturity Date and shall accrue and be payable in like coin or currency to the Holder hereof at the office of the Company as hereinafter set forth. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the Holder as security for the repayment of the principal amount hereof or shall otherwise be waived.

     This Note is issued pursuant to the terms of a Subscription Agreement by and between the Company and the Holder (the "Subscription Agreement"), a copy of which agreement is available for inspection at the Company's principal office. Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants, rights and

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agreements contained in the Subscription Agreement.  Any transferee or transferees of this Note, by their acceptance hereof, assume the obligations of the Holder in the Subscription Agreement with respect to the conditions and procedures for transfer of this Note. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

     This Note is one of several notes of the Company issued in connection with a Private Placement offering of the Company of up to $1,250,000 in Notes ("Notes.")

     1.   Transfers of Note to Comply with the 1933 Act

     The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act and any applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

     2.   Prepayment

     The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date of prepayment.

     3.   Covenants of Company

          a. The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

     (i) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

     (ii) At all times maintain, preserve, protect and keep its property used and useful in the conduct of its business so that the business carried on in connection therewith may be properly and advantageously conducted in

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     the ordinary course at all times;

     (iii)Keep adequately insured by financially sound insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

     (iv) At all times keep true and correct books, records and accounts.

     4.   Events of Default

          a. This Note shall become due and payable immediately upon any of the following events, herein called "Events of Default":

     (i) Default in the payment of the principal or accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

     (ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for thirty (30) days after written notice, specifying such default, shall have been given to the Company by the Holder;

     (iii)The entry of a final judgment, arbitration award or order against the Company in an amount exceeding $100,000 which judgment remains unsatisfied for ninety (90) days after the date of such entry;

     (iv) Application for, or consent to, the appointment of a receiver, trustee or liquidator for the Company or of its property;

     (v) Admission in writing of the Company's inability to pay its debts as they mature;

     (vi) General assignment by the Company for the benefit of creditors;

     (vii)Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

     (viii)Entering against the Company of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within ninety (90) days.

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          b.   In case any one or more of the Events of Default specified above shall happen or be continuing, the Holder may proceed to protect and enforce his or her right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may have.

          c. In the event that the Company shall default in the payment of the principal and interest on the later of the Maturity Date or its presentment for payment, the total principal amount of and interest due upon all unpaid Notes shall be automatically be due and payable.

     5.   Miscellaneous

          a. This note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

          b. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at is principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders of transferees of the Note not registered at the time of sending the communication.

          c. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

          d. The Holder shall not, by virtue, hereof, be entitled to any rights of a stockholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.


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          e.   Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

          f. This Note shall be construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof or the actual domiciles of the Company and the Holder. The Company and the Holder hereby consent to the jurisdiction of the Courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Note instituted by the Holder against the Company.

     IN WITNESS WHEREOF, KAIRE INTERNATIONAL, INC., has caused this Note to be signed in its name by its President.



                                              KAIRE INTERNATIONAL, INC.





Date: ________________________, 1997     By:  _______________________________






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